                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549



                                  FORM 8-K/A



                                CURRENT REPORT



                       Pursuant to Section 13 or 15(d)
                    of the Securities Exchange Act of 1934



     Date of Report (Date of earliest event reported): September 5, 1997



                      INTEGRATED SURGICAL SYSTEMS, INC.
                      ---------------------------------


            (Exact name of registrant as specified in its charter)



          Delaware                    1-12471                68-0232575
          --------                    -------                ----------
(State or Other Jurisdiction (Commission File Number) (IRS Employer Ident. No.)
      of Incorporation


                 829 West Stadium Lane, Sacramento, CA 95834
                 -------------------------------------------
             (Address of Principal Executive Offices) (Zip Code)



                                 916-646-3487
                                 ------------
              Registrant's telephone number, including area code

EXPLANATORY NOTE

        This Amendment No. 1 on Form 8-K/A to the Current Report on Form 8-K ("Form 8-K") for September 5, 1997 of Integrated Surgical Systems, Inc., a Delaware corporation (the "Company"), is submitted in order to provide the financial statements and pro forma financial information called for under Item 7 of Form 8-K. Therefore, the Company hereby amends its Form 8-K in accordance with Rule 12b-5 under the Securities Exchange Act of 1934.


Item 7.  Financial Statements.

        The financial statements of Innovative Medical Machines International, S.A. ("IMMI") for the years ended December 31, 1995 and 1996 and the six months ended June 30, 1996 and 1997, and the unaudited pro forma combined condensed financial statements of the Company which give effect to the acquisition of IMMI are incorporated herein by reference to the Company's Registration Statement on Form SB-2 (File No. 333-31481) declared effective by the Commission on November 14, 1997.

                                  SIGNATURE
                                  ---------


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       INTEGRATED SURGICAL SYSTEMS, INC.
                                       (Registrant)



                                             /s/ Dr. Ramesh C. Travedi
Date: November 19, 1997                 By: __________________________________
                                                 Dr. Ramesh C. Travedi
                                                 President and Chief
                                                 Executive Officer